UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

______________________________

Date of report (Date of earliest event reported): March 11, 2005

Merrill Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)
Maine (State or other jurisdiction of incorporation)	000-24715 (Commission File Number)	01-0471507 (IRS Employer Identification No.)

201 Main Street, Bangor, Maine 04401
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (207) 942-4800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 11, 2005, Merrill Merchants Bancshares, Inc. (the “Company”) issued a press release announcing a 3% stock dividend to all shareholders of record as of March 28, 2005, for distribution on April 8, 2005. In addition, the Company announced a cash dividend of $.15 per share on the common stock payable April 29, 2005 to shareholders of record on April 15, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Not Applicable
(b)	Not Applicable
(c)	The following exhibit is furnished as part of this report:

Exhibit No.   Description
99.1    Press release dated March 11, 2005

This information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merrill Merchants Bancshares, Inc.

                        By: /s/ Deborah A. Jordan
                                        Chief Financial Officer

Dated: March 11, 2005